Exhibit 24



                             February 21, 2001



TO:       Nathan E. Langston
          John M. Adams, Jr.

Re:       Power of Attorney; 2000 Form 10-K


Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2000 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and John M. Adams, Jr. and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION




By: /s/ J. Wayne Leonard
      J. Wayne Leonard
      Chief Executive Officer
      and Director

 /s/ Maureen S. Bateman                    /s/ W. Frank Blount
Maureen S. Bateman                        W. Frank Blount
Director                                  Director


 /s/ George W. Davis                       /s/ Norman C. Francis
George W. Davis                           Norman C. Francis
Director                                  Director


 /s/ J. Wayne Leonard                      /s/ Robert v.d. Luft
J. Wayne Leonard                          Robert v. d. Luft
Chief Executive Officer                   Chairman of the Board
Director                                  Director


 /s/ Thomas F. McLarty, III                /s/ Kathleen A. Murphy
Thomas F. McLarty, III                    Kathleen A. Murphy
Director                                  Director


 /s/ Paul W. Murrill                        /s/ James R. Nichols
Paul W. Murrill                           James R. Nichols
Director                                  Director


 /s/ William A. Percy, II                  /s/ Dennis H. Reilley
William A. Percy, II                      Dennis H. Reilley
Director                                  Director


 /s/ Wm. Clifford Smith                   /s/ Bismark A. Steinhagen
Wm. Clifford Smith                        Bismark A. Steinhagen
Director                                  Director


 /s/ C. John Wilder
C. John Wilder
Executive Vice President and
Chief Financial Officer

                                                               ATTACHMENT I

Entergy Corporation

Chief Executive Officer and Director - J. Wayne Leonard (principal executive officer)
Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer)

Directors - Maureen S. Bateman, W. Frank Blount, George W. Davis, Norman C. Francis, J. Wayne Leonard, Robert v.d. Luft, Thomas F. McLarty, III, Kathleen A. Murphy, Paul W. Murrill, James R. Nichols, William A. Percy, II, Dennis H. Reilley, Wm. Clifford Smith, Bismark A. Steinhagen.

                             February 21, 2001


TO:       Nathan E. Langston
          John M. Adams, Jr.

Re:       Power of Attorney; 2000 Form 10-K

Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2000 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned person, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and John M. Adams, Jr. and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, INC. (hereinafter "EAI")
ENTERGY GULF STATES, INC. (hereinafter "EGSI")
ENTERGY LOUISIANA, INC. (hereinafter "ELI")
ENTERGY MISSISSIPPI, INC. (hereinafter "EMI")
ENTERGY NEW ORLEANS, INC. (hereinafter "ENOI")
SYSTEM ENERGY RESOURCES, INC. (hereinafter "SERI")


/s/ Hugh T. McDonald                    /s/ E. Renae Conley
HUGH T. McDONALD                        E. RENAE CONLEY
Chairman, President, and Chief          President and Chief Executive
Executive Officer of Entergy            Officer - Louisiana of Entergy Gulf
Arkansas, Inc.                          States, Inc. and Chairman,
                                        President and Chief Executive
                                        Officer of Entergy Louisiana, Inc.


/s/ Joseph F. Domino                    /s/ Carolyn C. Shanks
JOSEPH F. DOMINO                        CAROLYN C. SHANKS
Chairman, President and Chief           Chairman, President, and Chief
Executive Officer - Texas               Executive Officer
of Entergy Gulf States, Inc.            of Entergy Mississippi, Inc.



/s/ Daniel F. Packer                    /s/ Jerry W. Yelverton
DANIEL F. PACKER                        JERRY W. YELVERTON
Chairman, President, and Chief          Chairman, President, and Chief
Executive Officer                       Executive Officer
of Entergy New Orleans, Inc.            of System Energy Resources, Inc.

 /s/ Joseph F. Domino                   /s/ Carolyn C. Shanks
Joseph F. Domino                       Carolyn C. Shanks
Director, Chairman of the              Director, Chairman of the
Board, President and Chief             Board, President and Chief
Executive Officer-Texas of             Executive Officer of  EMI
EGSI


/s/ Donald C. Hintz                    /s/ Hugh T. McDonald
Donald C. Hintz                        Hugh T. McDonald
Director of EAI, EGSI,                 Director, Chairman of the
ELI, EMI, ENOI and SERI                Board, President and Chief
                                       Executive Officer of EAI


/s/ Jerry D. Jackson                   /s/ Jerry W. Yelverton
Jerry D. Jackson                       Jerry W. Yelverton
Director, of EAI, EGSI,                Director, Chairman of the
ELI, EMI & ENOI                        Board, President and Chief
                                       Executive Officer of SERI


 /s/ Daniel F. Packer                   /s/ C. John Wilder
Daniel F. Packer                       C. John Wilder
Director, Chairman of the              Director, Executive Vice
Board, President and Chief             President and Chief
Executive Officer of ENOI              Financial Officer of EAI,
                                       EGSI, ELI, EMI, ENOI and
                                       SERI


/s/ E. Renae Conley
E. Renae Conley
Director of ELI and EGSI,
Chairman of the Board,
President and Chief
Executive Officer of ELI,
President and Chief
Executive Officer -
Louisiana of EGSI

                                                               ATTACHMENT I

Entergy Arkansas, Inc.

Chairman of the Board, President and Chief Executive Officer - Hugh T. McDonald (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Hugh T. McDonald, Donald C. Hintz and C. John Wilder and  Jerry
D. Jackson

Entergy Gulf States, Inc.

Chairman of the Board, President and Chief Executive Officer- Texas - Joseph F. Domino (principal executive officer); President and Chief Executive Officer-Louisiana - E. Renae Conley, (principal executive officer), Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Jerry D. Jackson, Joseph F. Domino, Donald C. Hintz, C. John Wilder and E. Renae Conley

Entergy Louisiana, Inc.

Chairman of the Board, President and Chief Executive Officer - E. Renae Conley (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, Jerry D. Jackson, C. John Wilder and E.  Renae
Conley

Entergy Mississippi, Inc.

Chairman of the Board, President and Chief Executive Officer - Carolyn C. Shanks (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, Carolyn C. Shanks, C. John Wilder and Jerry D. Jackson

Entergy New Orleans, Inc.

Chairman of the Board, President and Chief Executive Officer - Daniel F. Packer (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, Daniel F. Packer, C. John Wilder and Jerry  D.
Jackson

System Energy Resources, Inc.

Chairman of the Board, President and Chief Executive Officer - Jerry W. Yelverton (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, C. John Wilder and Jerry W. Yelverton